Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this “Release”), is made as of the 10th day of July, 2014 (the “Effective Date”), by and among the State of Colorado, acting by and through its State Board of Land Commissioners (the “State”), Rangeview Metropolitan District, a state quasi-municipal corporation and political subdivision of the State of Colorado (“Rangeview”), and Pure Cycle Corporation, a Colorado corporation (“PC”).  Each of the State, Rangeview and PC may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the State and Rangeview are parties to that certain Amended and Restated Lease Agreement, Lease No. S-37280, entered into effective April 11, 1996 (the “A&R Lease”);

WHEREAS, in connection with the entry into the A&R Lease, the State, PC, and certain additional parties thereto entered into a Comprehensive Amendment Agreement No. 1, dated April 11, 1996 (the “CAA”), pursuant to which PC is obligated to pay the State certain proceeds from the sale or other disposition from the sale of Export Water (as defined in the A&R Lease);

WHEREAS, the State, on the one hand, and Rangeview and PC, on the other hand, are counterparties to that certain litigation, Pure Cycle Corporation and Rangeview Metropolitan District v. State of Colorado, by and through its State Board of Land Commissioners, Colorado District Court for the City and County of Denver, Case No. 2011 CV 8565 (the “Proceeding”), pursuant to which Rangeview and PC have brought certain claims, and the State has brought certain counterclaims, arising out of or related to the A&R Lease;

WHEREAS, in connection with the settlement of the Proceeding, the State, Rangeview and PC are entering into a 2014 Amended and Restated Lease Agreement, dated as of the date hereof (the “2014 A&R Lease”), to memorialize certain agreements between the Parties, including with respect to the A&R Lease;

WHEREAS, in connection with the settlement of the Proceeding, the State and PC are entering into an Assignment and Termination Agreement, dated as of the date hereof (the “Assignment and Termination”), whereby the State conveys any and all interests it holds to receive payments pursuant to Section 2.1 of the CAA to PC, and the State and PC agree that, as between the State and PC, the CAA will be of no further force and effect;

WHEREAS, PC granted a security interest in certain real property, personal property, and fixtures to the State as described in the Mortgage Deed, Security Agreement, and Financing Statement dated April 11, 1996, to secure the payment of PC’s obligations under the CAA; and

WHEREAS, as a condition to entry into the 2014 A&R Lease and the dismissal of the Proceeding, the Parties are required to execute this Release.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises, the mutual agreements, provisions and covenants contained herein and in the 2014 A&R Lease, the dismissal of the Proceeding, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the Parties hereto, the State, Rangeview and PC do hereby agree as follows:

1.	2014 A&R Lease. The Parties have executed and delivered the 2014 A&R Lease, attached hereto as Exhibit A.

2.	Rights Under the CAA. The State and PC have executed and delivered the Assignment and Termination, attached hereto as Exhibit B.

3.	Release of Mortgage. The State has executed and delivered the Release of Mortgage and Termination Statement, attached hereto as Exhibit C.

4.	Dismissal. The Proceeding will be dismissed pursuant to the Joint Stipulated Motion to Dismiss attached hereto as Exhibit D.

5.
Release by Rangeview and PC.  Each of Rangeview and PC, for and on behalf of itself and those claiming by, through or under it (collectively, the “RVPC Releasors”), does hereby unconditionally and fully release and forever discharge the State and its affiliates, trustees, officers, members, directors, employees, agents and other representatives, past, present and future, and their respective heirs, successors and assigns (collectively, the “State Released Parties”) from any and all past, present and future claims, cross claims, counterclaims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action, of any and every nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or matured, accrued or unaccrued, concealed, hidden, latent or patent, direct or indirect, whether at law, by statute or in equity, in contract or in tort, under state, federal or foreign jurisdiction and whether or not the economic effects of such alleged matters arise or are discovered in the future (all of the foregoing are herein collectively referred to as the “RVPC Claims”), that each of the RVPC Releasors has, had, or may have (or claim to have) against any of the State Released Parties, singly or in any combination, on account of, arising out of, or resulting from or related to or with respect to the A&R Lease or the Proceeding or the facts, events or circumstances related thereto, in any event that arose or accrued during, or otherwise relate to, the period ending on the date hereof.  The foregoing release is intended to be, and is, a full and complete unconditional release in favor of the State Released Parties with respect to all the RVPC Claims, except as provided in Section 7 below.

6.
Release by the State.  The State, for and on behalf of itself and those claiming by, through or under it (collectively, the “State Releasors”), does hereby unconditionally and fully release and forever discharge each of Rangeview and PC, and each of their respective affiliates, subsidiaries, parents, direct or indirect owners, managers, officers, security-holders, members, directors, employees, agents and other representatives, past, present and future, and their respective heirs, successors and assigns (collectively, the “RVPC Released Parties”) from any and all past, present and future claims, cross claims, counterclaims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action, of any and every nature whatsoever, whether known or unknown, suspected or unsuspected, contingent or matured, accrued or unaccrued, concealed, hidden, latent or patent, direct or indirect, whether at law, by statute or in equity, in contract or in tort, under state, federal or foreign jurisdiction and whether or not the economic effects of such alleged matters arise or are discovered in the future (all of the foregoing are herein collectively referred to as the “State Claims”), that each of the State Releasors has, had, or may have (or claim to have) against any of the RVPC Released Parties, singly or in any combination, on account of, arising out of, or resulting from or related to or with respect to the A&R Lease or the Proceeding or the facts, events or circumstances related thereto, in each case that arose or accrued during, or otherwise relate to, the period ending on the date hereof.  The foregoing release is intended to be, and is, a full and complete unconditional release in favor of the RVPC Released Parties with respect to all the State Claims, except as provided in Section 7 below.

7.	Exclusions.

a)
Notwithstanding anything to the contrary in this Release, this Release shall not apply to and shall not constitute a release of any RVPC Claims or State Claims arising from or related to a breach of this Release, the 2014 A&R Lease or any other agreement entered into in connection with the transactions contemplated by this Release, the 2014 A&R Lease or the settlement of the Proceeding (collectively, the “Settlement Documents”), including, without limitation, any breach of any representation, warranty or covenant in any Settlement Document.  In addition, this Release shall not limit, abrogate or hinder in any way the rights to indemnification of the State, Rangeview or PC under the 2014 A&R Lease.

b)
Also, the Parties acknowledge that there is a dispute regarding the interpretation and applicability of Section 7.2(d) of the 2014 A&R Lease (formerly Section 7.2(e) of the A&R Lease) and agree that, notwithstanding anything to the contrary in this Release, this Release shall not apply to and shall not constitute a release of the right to seek a determination of the meaning of that provision (including its predecessor provision in the A&R Lease) or be admissible as evidence in any such proceeding.  The Parties agree that nothing contained in the Settlement Documents (including execution thereof) will prejudice the Parties’ respective positions relative to Section 7.2(d) of the 2014 A&R Lease.  If the Parties are unable to resolve such dispute, the dispute will determined by arbitration pursuant to Section 15.16 of the 2014 A&R Lease.

8.
Successors and Assigns.  This Release shall be binding upon and inure to the benefit of the State, Rangeview and PC, and their respective representatives, designees, successors and assigns.  Each of the RVPC Released Parties and the State Released Parties is an intended beneficiary of this Release and is and shall be expressly entitled to enforce this Release in so far as it operates in his, her or its favor, including by injunctive or other equitable relief or other means, as appropriate.

9.
Governing Law.  This Release, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Release or the negotiation, execution or performance of this Release, shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and performed in such State without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

10.
Submission to Jurisdiction; Consent to Service of Process.  The Parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the County of Denver, Colorado over any dispute arising out of or relating to this Release or any of the transactions contemplated hereby and each Party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts.  The Parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

11.
Construction.  The Parties hereto have participated jointly in the negotiation and preparation of this Release.  In the event an ambiguity or question of intent or interpretation arises, this Release shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party hereto by virtue of the authorship of any of the provisions of this Release.

12.
Representation of Counsel.  Each of the Parties hereto hereby acknowledges and agrees that such Party has read this Release, has consulted with independent legal counsel before executing this Release and has had such independent legal counsel explain the meaning and effect of this Release, and has relied upon its own judgment in executing this Release with full knowledge of the meaning and effect of this Release.

13.
Severability.  Any term or provision of this Release that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  To the extent that any court concludes that any provision of this Release is void or voidable, the court shall reform such provision to render the provision enforceable, but only to the extent absolutely necessary to render the provision enforceable.

14.
Headings.  The division of this Release into sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Release.  The section and subsection headings in this Release are not intended to be full or precise descriptions of the text to which they refer and are not to be considered part of this Release.

15.
“Including” and “Herein.”  The word “including” means “including without limitation” and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.  All uses of the words “herein,” “hereto,” “hereof,” “hereby” and “hereunder” and similar expressions refer to this Release and not to any particular section or portion of it.

16.
Counterparts.  This Release may be executed in one or more counterparts (and may be delivered by facsimile, .pdf or other electronic transmission), each of which shall be deemed an original but all of which together will constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each Party hereto appears on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each Party hereto appears on one or more of the counterparts.

17.
Amendments and Waivers.  No amendment of any provision of this Release shall be valid unless the same shall be in writing and signed by each of the State, Rangeview and PC.  No waiver by any Party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  No failure on the part of any Party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by applicable law.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Release as of the date first set forth above.

STATE OF COLORADO, ACTING BY AND THROUGH THE STATE BOARD OF LAND COMMISSIONERS

By:           /s/  Bill Ryan
Name:      Bill Ryan
Title:        Director

RANGEVIEW METROPOLITAN DISTRICT

By:           /s/  Mark W. Harding
Name:      Mark W. Harding
Title:        President

PURE CYCLE CORPORATION,
a Colorado corporation

By:           /s/  Mark W. Harding
Name:      Mark W. Harding
Title:        President

[Signature Page to Settlement Agreement and Mutual Release]

Exhibit A

2014 A&R Lease

2014 Amended and Restated Lease Agreement, by and among the Land Board, the District, and the Registrant. For Exhibit A to the Settlement Agreement and Mutual Release, see Exhibit 10.2 filed herewith.

Exhibit B

Assignment and Termination

Assignment and Termination, dated July 10, 2014, by and among the Land Board, the District, and the Registrant. For Exhibit B to the Settlement Agreement and Mutual Release, see Exhibit 10.3 filed herewith.

Exhibit C

Release of Mortgage and Termination Statement

Release of Mortgage and Termination Statement, by and among the Land Board and the Registrant. For Exhibit C to the Settlement Agreement and Mutual Release, see Exhibit 10.4 filed herewith.

Exhibit D

Joint Stipulated Motion to Dismiss

[attached]

DISTRICT COURT CITY AND COUNTY OF DENVER, COLORADO 1437 Bannock Street Denver, Colorado 80202	▲COURT USE ONLY▲
Plaintiffs:PURE CYCLE CORPORATION; and RANGEVIEW METROPOLITAN DISTRICT

v.

Defendants:STATE OF COLORADO, by and through its STATE BOARD OF LAND COMMISSIONERS.

and

Plaintiff:        HIGH PLAINS A&M, LLC.

v.

Defendant:    PURE CYCLE CORPORATION.

Attorneys for State Board of Land Commissioners:

John W. Suthers, Attorney General
Ed Hamrick, First Assistant Attorney General, #24586*
Virginia Sciabbarrasi, Assistant Attorney General, #39753*
Lukas Staks, Assistant Attorney General, #37853*
1300 Broadway, 7th Floor
Denver, CO  80203
Telephone: 720-508-6274
FAX: 720-508-6039
E-Mail: ed.hamrick@state.co.us; ginny.sciabbarrasi@state.co.us; lukas.staks@state.co.us

Andrew C. Lillie, #34555*+
Jessica Black Livingston, #41483*+
Hogan Lovells US LLP
1200 17th Street, Suite 1500
Denver, CO  80202
Telephone: (303) 899-7300
FAX:  (303) 899-7333
E-Mail: andrew.lillie@hoganlovells.com; jessica.livingston@hoganlovells.com
*Counsel of Record
+ Special Assistant Attorney General

Attorneys for Plaintiff/Defendant Pure Cycle Corporation
SENN VISCIANO CANGES P.C.
Consolidated Case Nos.: 2011CV8565 2012CV1246 Division: 424

Frank W. Visciano, #7274
Devin N. Visciano, #45216
1700 Lincoln St., #4500
Denver, CO 80203
Phone: 303-298-1122
fvisciano@sennlaw.com; dvisciano@sennlaw.com

Attorneys for Plaintiff/Defendant Pure Cycle Corporation and Plaintiff Rangeview Metropolitan District
LEWIS ROCA ROTHGERBER LLP
James M. Lyons, #882
Reneé A. Carmody, #40202
1200 Seventeenth Street, #3000
Denver, CO 80202
Phone: 303-623-9000
jlyons@lrrlaw.com; rcarmody@lrrlaw.com

Attorneys for Plaintiff Rangeview Metropolitan District
PETROCK & FENDEL, P.C.
Frederick A. Fendel, III #10476
Matthew S. Poznanovic #29990
700 17th Street, #1800
Denver, CO 80202
Phone: 303-534-0702
rick@petrockfendel.com; matt@petrockfendel.com

JOINT STIPULATED MOTION TO DISMISS

Plaintiffs Rangeview Metropolitan District and Pure Cycle Corporation, and Defendant State Board of Land Commissioners (referred to together as the “Parties”), through their undersigned counsel, hereby submit this Joint Stipulated Motion to Dismiss.

The Parties have executed a Settlement Agreement and Mutual Release that fully and finally resolves all claims and counterclaims asserted by the Parties in this litigation.

WHEREFORE, the Parties respectfully request that the Court GRANT this Motion and dismiss with prejudice the Parties’ claims and counterclaims.

Respectfully submitted this ____th day of July, 2014.

LEWIS ROCA ROTHGERBER LLP

s/ James M. Lyons [Orig. Sign. on File]
James M. Lyons, #882
Reneé A. Carmody, #40202
Counsel for Plaintiff/Defendant Pure Cycle Corporation and Plaintiff Rangeview Metropolitan District

SENN VISCIANO CANGES P.C.

s/ Frank W. Visciano [Orig. Sign. on File]
Frank W. Visciano, #7274
Attorneys for Plaintiff Pure Cycle Corporation

PETROCK & FENDELL, P.C.

s/ Frederick A. Fendel [Orig. Sign. on File]
Frederick A. Fendel, III, # 10476
Attorneys for Plaintiff Rangeview Metropolitan District

HOGAN LOVELLS US LLP

s/ Andrew C. Lillie
Andrew C. Lillie, #34555*+
Jessica Black Livingston, #41483*+
Hogan Lovells US LLP
1200 17th Street, Suite 1500
Denver, CO  80202
Telephone:  (303) 899-7300
E-Mail:         andrew.lillie@hoganlovells.com
jessica.livingston@hoganlovells.com

JOHN W. SUTHERS, Attorney General
Filed pursuant to C.R.C.P. Rule 121 § 1-26.

s/ Ed Hamrick
D. Edgar Hamrick, First Assistant Attorney General, #24586*
Virginia Sciabbarrasi, Assistant Attorney General, #39753*
Lukas Staks, Assistant Attorney General, #37853*
1300 Broadway, 7th Floor
Denver, CO  80203

Telephone:  720-508-6274
E-Mail:           ed.hamrick@state.co.us
ginny.sciabbarrasi@state.co.us
lukas.staks@state.co.us

Attorneys for Defendant State Board of Land Commissioners
* Counsel of Record
+ Special Assistant Attorney General

CERTIFICATE OF SERVICE

I hereby certify on this __th day of July, 2014, a true and correct copy of the foregoing JOINT STIPULATED MOTION TO DISMISS was served electronically, via ICCES, which caused automatic electronic notice of such filing upon:

Russell Bean
Clanahan, Beck & Bean, P.C.
1873 S. Bellaire St., Suite 1401
Denver, Colorado 80222

s/